SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act of 1934

(Amendment No. __ )

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☒	Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to §240.14a-12

Unified Series Trust

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DEAN LARGE CAP VALUE FUND

DEAN SMALL CAP VALUE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on June 24, 2008

TO THE SHAREHOLDERS:

          I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of Dean Small Cap Value Fund and Dean Large Cap Value Fund (each, a “Fund” and collectively, the “Funds”), each a series of Unified Series Trust.

          The Meeting is scheduled to be held at 10:00 a.m. Eastern Time on June 24, 2008, at the offices of Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208. Please take the time to carefully read the Proxy Statement and cast your vote.

The purpose of the meeting is as follows:

(1)

To approve a proposed Subadvisory Agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC (“DCM”), pursuant to which DCM would become the sub-adviser of the Dean Small Cap Value Fund and Dean Large Cap Value Fund.

(2)	To approve and ratify the selection of Cohen Fund Audit Services, Ltd. as the Funds’ independent registered public accounting firm.

(3)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

          You may vote at the Meeting if you are the record owner of shares of either Dean Small Cap Value Fund or Dean Large Cap Value Fund as of the close of business on May 19, 2008. You are invited to attend the Meeting in person. If you plan to attend the Meeting, please indicate your intention on the enclosed proxy card and return it promptly in the envelope provided. Whether you will be able to attend or not, PLEASE VOTE so that a quorum will be present at the Meeting.

          You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Funds by calling 888-899-8343.

          YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. TO AVOID THE COST OF FOLLOW-UP SOLICITATION AND A POSSIBLE ADJOURNMENT OF THE MEETING, PLEASE READ THE ENCLOSED PROXY STATEMENT, AND COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY NO LATER THAN 5:00 P.M. (EASTERN TIME) ON JUNE 23, 2008.

          This Proxy relates to the Dean Small Cap Value Fund and Dean Large Cap Value Fund only. Shareholders of the Dean International Fund, an affiliated fund, are not eligible to vote at this Meeting. Thank you for your cooperation and continued investment in the Funds.

By order of the Board of Trustees,

John C. Swhear

Senior Vice President

June 11, 2008

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DEAN LARGE CAP VALUE FUND

DEAN SMALL CAP VALUE FUND

2200 Kettering Tower

Dayton, Ohio 45423

888-899-8343

PROXY STATEMENT

Dated June 24, 2008

SPECIAL MEETING OF SHAREHOLDERS

To be held on June 24, 2008

Dean Small Cap Value Fund (the “Small Cap Fund”) and Dean Large Cap Value Fund (the “Large Cap Fund” and with the Small Cap Fund, the “Funds”), each a series of Unified Series Trust (the “Trust”), are holding a special meeting of shareholders (the “Meeting”) on June 24, 2008 at 10:00 a.m. Eastern time. The place of the Meeting is the offices of Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208.

The Board of Trustees of the Trust (the “Board”) is sending you this proxy statement and the enclosed proxy card on behalf of the Funds. The Board is soliciting your proxy to vote at the Meeting.

Proposals

The following Proposals will be presented at the Meeting:

(1)	To approve a proposed Subadvisory agreement between Dean Investment Associates, LLC and Dean Capital Management, LLC.

(2)	To approve and ratify the selection of Cohen Fund Audit Services, Ltd. to serve as the Funds’ independent registered public accounting firm.

(3)	To transact such other business as may properly come before the Meeting or any adjournments thereof.

Who is Eligible to Vote?

The Board is sending this proxy statement on or about June 11, 2008 to all shareholders entitled to vote. Shareholders who owned shares of either the Large Cap Fund or the Small Cap Fund at the close of business on May 19, 2008 (“Record Date”) are entitled to vote at the Meeting. This Proxy Statement relates to the Dean Small Cap Value Fund and Dean Large Cap Value Fund only. As such, shareholders of the Dean International Fund, an affiliated fund, are not eligible to vote at the Meeting. On the Record Date, the Small Cap Fund had 1,706,574.756 shares outstanding, and the Large Cap Fund had 1,336,908.202 shares outstanding.

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How to Vote

Voting by Proxy. You can vote by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have questions regarding the proxy or how to vote your shares, please call the Funds at 888-899-8343. Whether you plan to attend the Meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly. Returning the proxy card will not affect your right to attend the Meeting and vote.

The Board has named Anthony J. Ghoston and John C. Swhear to act as proxies at the Meeting. If you properly complete your proxy card and send it to the Funds, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will be deemed a vote “FOR” each Proposal in accordance with the Board’s recommendations.

If any other matter is presented, your proxy will vote in accordance with the proxy’s best judgment. At the time this Proxy Statement was printed, the Board knows of no matter that needs to be acted on at the Meeting other than those discussed in this proxy statement. If you appoint a proxy, you may revoke it any time before it is exercised. You can do this by sending in another proxy with a later date, or by notifying the Funds in writing before the Meeting.

Voting in Person. If you do attend the Meeting and wish to vote in person, you will be given a ballot when you arrive. If shares are held in the name of a pension plan, you must bring a letter from the plan authorizing you to vote the shares on the plan’s behalf.

Quorum and Required Vote

You are entitled to one vote for each share that you held, and a proportionate vote for each fractional share held, as of the Record Date. Shareholders of each Fund will vote separately on each Proposal. The presence at the Meeting of holders of a majority of the outstanding shares of each Fund entitled to vote, in person or by proxy, shall constitute a quorum for the Meeting for that Fund. A quorum being present, each Fund will adopt each Proposal if a majority of the shares of the Fund vote to approve each such Proposal. For these purposes, majority means the lesser of: (a) 67% or more of the voting securities of a Fund present at the Meeting, if 50% or more of the outstanding voting securities of such Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of such Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular Proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum, but will effectively be votes “AGAINST” adjournment and/or a Proposal, because the required vote is a percentage of the shares present or outstanding.

If, with respect to any Fund, either (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of a Proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to such Fund, without further notice to the shareholders of the Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR such Proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment.

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Board Recommendation on Proposals

The Board recommends that shareholders of each Fund voteFOR Proposal 1 and Proposal 2.

Availability of Additional Information About the Funds

Each Fund will furnish shareholders with free copies of its Prospectus, Statement of Additional Information, as well as the most recent annual and semi-annual reports, upon request. To obtain these free reports, please call the Funds’ transfer agent at 888-899-8343 or direct your written request to Unified Fund Services, Inc., 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208.

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PROPOSAL 1: APPROVAL OF PROPOSED SUBADVISORY AGREEMENT

At an in-person meeting held on May 19, 2008, the Board voted to approve a proposed subadvisory agreement (the “Subadvisory Agreement”) between Dean Capital Management LLC (“DCM”) and Dean Investment Associates, LLC (the “Manager”), pursuant to which DCM would become sub-adviser to the Funds. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is asking you to vote on this proposed Subadvisory Agreement before DCM may commence providing portfolio management services to the Funds. To date, the Manager has been solely responsible for all aspects of the investment advisory services provided to the Funds. If approved at the Meeting, DCM would take over managing each Fund’s portfolio and make the investment decisions for the Funds. In turn, the Manager would oversee DCM’s compliance with each Fund’s investment objective, policies, strategies and restrictions, and retain primary responsibility for providing a continuous investment program for the Funds.

Terms of the Proposed Subadvisory Agreement

The summary of the Subadvisory Agreement contained below is qualified in its entirety by reference to the Subadvisory Agreement itself, which is set forth as Exhibit A to this Proxy Statement. The Board encourages you to read the Subadvisory Agreement in its entirety.

Under the terms of the Subadvisory Agreement between DCM and the Manager, DCM has agreed to provide discretionary portfolio management services to each Fund in accordance with its investment objective, policies and restrictions. In this regard, DCM will make all investment decisions for each Fund, and will select and continually monitor the securities in the Fund’s investment portfolio. DCM will also meet with the Manager and/or the Board to provide them with economic and investment analyses and reports, and such other information as may be reasonably requested by such parties. The Manager will continue to provide other services to the Funds, as discussed in more detail under “Continuation of the Management Agreements with the Manager” below.

If approved at the Meeting, the Subadvisory Agreement will continue in effect initially for two years and annually thereafter, provided that its continuance is specifically approved by a vote of the Board, including the affirmative votes of a majority of the Trustees who are not parties to the Subadvisory Agreement or “interested persons” (as defined in the 1940 Act) of DCM or the Manager (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval, and, to the extent required by the 1940 Act, by a vote of a majority of the outstanding voting securities of the applicable Fund.

The Subadvisory Agreement may be terminated by the Trust on behalf of a Fund, at any time without payment of any penalty, by (i) the Board, (ii) the Manager, or (iii) a vote of a majority of the outstanding voting securities of such Fund, upon sixty (60) days’ written notice to DCM. DCM may also terminate the Subadvisory Agreement with respect to any Fund upon sixty (60) days’ written notice to the applicable Fund and to the Manager. The Subadvisory Agreement also will automatically terminate with regard to a Fund if it is assigned, or if the Management Agreement between the Trust and the Manager with regard to the applicable Fund is terminated.

The Subadvisory Agreement provides that, in the absence of misconduct, bad faith, negligence or breach of its obligations or duties hereunder, DCM shall not be liable to the Trust, a Fund or its shareholders, or to the Manager for any act or omission in the course of, or connected with,

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rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by such Fund. As set forth in the Subadvisory Agreement, the Manager has agreed to indemnify DCM and its affiliates against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims): (i) arising from a Fund’s or the Manager’s directions to DCM or the Funds’ custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment under the Subadvisory Agreement; or (ii) arising from the acts or omissions of the Manager, a Fund, or the Funds’ custodian, or any of their respective affiliates, agents or employees; except for any liability or loss which is due to the negligence, misconduct, or bad faith of DCM, its affiliates, agents, directors and employees, or which is the result of DCM’s breach of its duties and obligations under the Subadvisory Agreement. However, the Manager is not obligated to indemnify DCM in connection with any action taken or omitted by the Manager in good faith and without negligence. The indemnification provision of the Subadvisory Agreement is not a waiver of, nor is it intended to limit in any way, (i) the obligations of DCM under federal or state securities laws (including, specifically, laws relating to the regulation of investment advisers); or (ii) any fiduciary obligation owed by DCM to the Manager or a Fund under applicable law.

Subadvisory Fees.The Manager (not the Funds) will pay DCM out of its advisory fee from the Funds. For the portfolio management services proposed to be provided to the Funds, respectively, DCM will receive a subadvisory fee from the Manager, computed and accrued daily and paid quarterly, at the following annual rates based on the average daily net assets of the applicable Fund:

Name of Fund	Sub-advisory Fee
Large Cap Fund	0.50%
Small Cap Fund	0.90%

Portfolio Managers. At DCM, the investment decisions for the Funds will be made by its Investment Committee, whose members are Kevin E. Laub, Steven D. Roth, and Douglas A. Leach; however, Mr. Laub will have ultimate decision-making authority for the Large Cap Fund’s investment decisions, while Mr. Roth will have ultimate decision-making authority for the Small Cap Fund’s investment decisions. •          Mr. Kevin E. Laub, CFA has served as the sole portfolio manager of the Funds since October 2006. Mr. Laub is currently a Portfolio Manager and the Chief Investment Officer for the Manager, having joined the Manager in October 2006. Mr. Laub is also founding member of, and a Portfolio Manager for, DCM. Upon shareholder approval of the Subadvisory Agreement, Mr. Laub will resign from the Manager, and will serve as a member of DCM’s Investment Committee with lead responsibility over its large cap investment strategy. He is also expected to provide research support and oversight to other investment strategies and clients. Prior to joining the Manager in 2006, Mr. Laub served as a portfolio manager on the American Century Small Cap Value Fund from February 2003 to October 2006, and as an analyst from that fund’s inception in July 1998 until February 2003.

•          Mr. Douglas A. Leach, CFA joined the Manager in November 2006, and currently serves as an Investment Analyst and Portfolio Manager. In that position, he has provided research and assistance to the current portfolio manager for the Funds. Mr. Leach also is a co-founding Member of DCM, and holds the titles Portfolio Manager and Chief Compliance Officer of

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DCM. Upon shareholder approval of the Subadvisory Agreement, Mr. Leach will resign from the Manager to serve on DCM’s Investment Committee, and will have lead responsibility over the firm’s mid-cap value strategy. As a member of DCM’s Investment Committee, he will also provide support other investment strategies. Mr. Leach started his investment career as an investment analyst for American Century in September 1997, serving as a senior investment analyst from February 2003 until October 2006.

•          Mr. Steven D. Roth, CFA is a founding Member and a Portfolio Manager for DCM, with lead responsibility for DCM’s small cap investment strategy. As a member of DCM’s Investment Committee, he also manages and provides research support and oversight to other investment strategies and clients. Mr. Roth is not, and has never been, directly employed by the Manager. Prior to co-founding DCM in March 2008, Mr. Roth served as a senior equity analyst and, later, as a portfolio manager on the American Century Small Cap Value Fund, from November 2002 through March 2008. He also worked as an equity analyst at Strong Capital Management from July 2000 through October 2002.

Continuation of the Management Agreements with the Manager

The Trust’s Management Agreement with the Manager on behalf of each Fund will continue in effect and, notwithstanding the delegation of certain services to DCM, the Manager will retain the primary responsibility with respect to all matters relating to each such Fund. In addition, the Subadvisory Agreement provides that the Manager will be responsible for various aspects of managing the day-to-day operations of each Fund, other than making the investment decisions for the Fund. For example, until notified by DCM that it is taking over trading responsibility, the Manager will place all trades for each Fund on behalf of DCM. In addition, the Manager will continue to (i) communicate and/or coordinate with the Funds’ other services providers, including the custodian and administrator, with respect to the Funds’ transactions, (ii) maintain all required records for both itself and for DCM, (iii) vote all proxies relating to securities in a Fund’s portfolio, and (iv) provide other administrative services for the Large Cap Fund and the Small Cap Fund.

Advisory Fees.The Large Cap Fund and the Small Cap Fund each have paid, and will continue to pay, the Manager a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets. The advisory fee paid by each Fund is on the basis of relative average daily net assets. The Manager contractually has agreed to waive its management fee and/or to reimburse certain operating expenses to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies in which a Fund may invest), do not exceed 1.50% of the average daily net assets of the Large Cap Fund and the Small Cap Fund. This contractual agreement will continue in effect through March 31, 2009. Each fee waiver and expense reimbursement by the Manager for a Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation.

The Small Cap Fund acquired the assets of the Dean Small Cap Value Fund, and the Large Cap Fund acquired all of the assets and liabilities of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds, in a tax-free reorganization on March 30, 2007 (the “Reorganization”). The Reorganization was approved by the shareholders of the

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predecessor funds at a meeting held on March 19, 2007. As part of their approval of the Reorganization at the meeting, shareholders of the predecessor funds were deemed to have approved the applicable Fund’s Management Agreement, effective as of March 30, 2007.

The following tables provide information about the advisory fees that each Fund (including the applicable predecessor fund) accrued for the last three fiscal years, including the amount of advisory fees waived and the expenses reimbursed by the Manager pursuant to the contractual expense cap agreement with each Fund, as discussed above.

Large Cap Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Expenses Reimbursed
2006	$80,763	$75,959*	None
2007	$85,723	$53,743*	None
2008	$165,846	$120,417	None

Small Cap Fund
Fiscal Year Ended	Advisory Fees Accrued	Advisory Fees Waived	Expenses Reimbursed
2006	$177,651	$59,419*	None
2007	$194,521	$3,413*	None
2008	$184,151	$117,988	None

*Prior to March 30, 2007, the Manager’s fee waiver/expense cap was set at 1.85% rather than the current 1.50%, and was not subject to reimbursement by the Funds.

Factors the Board Considered In Approving the Subadvisory Agreement

The Board discussed the approval of the proposed Subadvisory Agreement at an in-person meeting held on May 19, 2008. In evaluating the proposed Subadvisory Agreement, the Board reviewed materials furnished by the Manager and DCM relevant to the Board’s decision, including a discussion by the Manager of the reasons behind the creation of DCM, DCM’s Form ADV Part I and II which included a description of DCM’s investment philosophy and investment strategies, biographies and experience of the proposed portfolio managers, and pro forma financial statements for DCM. The Board also interviewed the principals of DCM and a representative of the Manager.

After having requested and evaluated information which the Board deemed necessary to evaluate the terms of the Subadvisory Agreement between DCM and the Manager on behalf of the Funds, and discussing the proposed subadvisory arrangement with the DCM principals, the Board determined to approve the proposed Subadvisory Agreement based on a number of factors. Among other things, the Board noted the reasons provided by the Manager for the creation of DCM, which included the following: (i) as an incentive to retain the Funds’ current portfolio manager and to enable the Manager to re-unite the portfolio managers, who had previously worked together at an unrelated firm managing similarly-styled mutual funds with good comparative results, in each case by offering substantial equity participation in a new entity with a competitive reward structure, and (ii) to more clearly align the portfolio managers’ interests with those of the Manager’s clients through the new ownership and reward structure, thereby fostering teamwork and positive long-term investment results for client portfolios. The Board also noted that DCM would provide

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portfolio management services to all clients of the Manager, not just the Funds. The Board then considered (1) the nature, extent and quality of the services to be provided by DCM to the Funds, including the fact that Mr. Kevin Laub, the Funds’ current portfolio manager, will continue to participate in making investment decisions for the Funds and will retain ultimate authority with respect to the Large Cap Fund, and that each other proposed portfolio manager has significant experience, including, for some, as portfolio managers for a similarly-styled, but unaffiliated, mutual fund with good comparative performance results; (2) that each Fund’s 3-year, 1-year and year-to-date performance returns were trailing those of its applicable index, and the Small Cap Fund’s performance for the period October 31, 2006 through March 12, 2008 was also lower than that of the fund managed by Mr. Roth during the same period; (3) that the Manager anticipates that the addition of the new portfolio managers will spur positive performance returns for the Funds; (4) that the Manager will continue to be responsible for certain other aspects of the investment advisory services provided to the Funds, including record-keeping and proxy voting, in each case pursuant to policies previously reviewed and approved by the Board; (5) that the new arrangement will not result in an increase in the advisory fees paid by Fund shareholders since the Manager, not the Funds, would pay DCM out of its advisory fees from the Funds; (6) the Subadvisory Agreement is not expected to result in substantial profits to DCM during the initial year of operations and, as a result, it was not necessary to discuss economies of scale in the subadvisory fees; and (7) that the Manager, not DCM, will place Fund trades until DCM is ready to assume this responsibility and, until such time, the Manager will receive any soft dollars paid under any arrangements with brokers.

Based on the foregoing, the Board of Trustees determined that the proposed Subadvisory Agreement is fair and in the best interests of each Fund and its shareholders. The Trustees of the Trust (including each Independent Trustee) unanimously approved the appointment of DCM to serve as the investment sub-adviser to the Funds under the terms and conditions set forth in the Subadvisory Agreement, subject to approval by shareholders.

Additional Information About DCM

Located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213, DCM is an affiliate of the Manager formed in March 2008 to provide portfolio management services to clients of the Manager. DCM provides portfolio management services to a wide range of clients, including individuals, institutional and corporate clients; however, the Funds will be the only mutual fund clients of DCM.

Certain of DCM’s principals previously were employed by the Manager, including Mr. Kevin E. Laub, the current portfolio manager of the Funds, and Mr. Leach. DCM is a collaboration among C.H. Dean, Inc., the parent company of the Manager, the portfolio managers of the Large Cap Fund and Small Cap Fund, and certain other persons set forth below.

Executive Officers and Members of DCM.DCM’s operations are managed by an Operations Committee, whose members consist of Messieurs Laub, Roth, Leach and Patrick J. Krumm, each an equity owner of the company.The following table sets forth information relating to the owners of DCM, each of whom owns ownership interests of DCM in the range of 10% to 25%:

Name and Address	Title
Kevin E. Laub, CFA*	Member, Portfolio Manager

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Steven D. Roth, CFA*	Member, Portfolio Manager
Douglas A. Leach, CFA*	Member, Portfolio Manager
Patrick J. Krumm*	Member, Client Portfolio Manager
Stephen M. Miller**	Member
C.H. Dean, Inc.**	Member
Dean Wealth Management LP**	Member

* The address for each of these individuals is 7450 W 130th St.  Ste. 150, Overland Park, KS  66213.

** The address for each of these individuals/entities is 2480 Kettering Tower, Dayton, OH 45423.

C.H. Dean, Inc. is also the parent company of the Manager. Dennis D. Dean, its CEO, and the C.H, Dean Trust, a private trust whose beneficiaries are members of the Dean family, each owns between 25% to 50% of C.H. Dean, Inc. The C.H. Dean Trust also owns substantially all of the ownership interests of Dean Wealth Management LP.

Relationship with Trust or the Trustees.None of the members and/or executive officers of DCM serves as an officer or Trustee of the Trust. Furthermore, no Trustee of the Trust had any material transaction (and has no material proposed transactions) with DCM or any of its affiliates as of the date of this Proxy Statement.

Effective Date of Proposed Subadvisory Agreement

If approved, the Subadvisory Agreement will become effective on June 30, 2008.

Board Recommendation

The persons selected by the Board to act as proxies will vote on your behalf for the proposed Subadvisory Agreement, unless you withhold authority to vote for the Subadvisory Agreement in the proxy card. The Board is encouraging all shareholders to participate in the governance of the Funds.

The Board of Trustees recommends that you vote “FOR” Proposal 1.

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PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

You are being asked to approve and ratify the Board’s selection of Cohen Fund Audit Services, Ltd. (“Cohen”)to serve as the Funds’ independent registered public accounting firm. Cohen performs an annual audit of each Fund’s financial statements and provides other accounting and tax services to the Funds. The Funds do not expect a representative of Cohen to be present at the Meeting.

The Trust’s Audit Committee is responsible for the selection of the Funds’ independent registered public accounting firm, including evaluating such firm’s independence, and meeting with the firm’s representatives to consider and review matters relating to the Funds’ financial reports and internal accounting. The Audit Committee, which consists of all of the Trustees who are not “interested persons” of the Funds as defined in the 1940 Act, initially approved Cohen as the Funds’ independent registered public accounting firm in connection with the reorganization on March 30, 2007 pursuant to which the Funds acquired the assets of their predecessor funds (the “Predecessor Funds”). Prior to the reorganization, Ernst & Young LLP (“E&Y”) had served as the independent registered public accountant to the Predecessor Funds. The Board reconsidered and approved Cohen at an in-person meeting with respect to the Funds’ fiscal year ending on March 31, 2009. In approving Cohen as independent registered public accounting firm to the Funds, the Audit Committee reviewed Cohen’s qualifications to serve as the Funds’ auditor and the scope of Cohen’s audit of the Funds’ financial statements.

Audit Committee Pre-Approval Policies and Procedures.Pursuant to the Audit Committee Charter adopted by the Board, the Audit Committee of the Board has adopted policies and procedures that require it to pre-approve all audit and non-audit services provided to the Funds including services provided to the Funds’ Manager or to a sub-adviser, such as DCM.

For the fiscal year ended March 31, 2009, the Committee approved the following non-audit services billed by Cohen to the Funds: 1) preparation of federal, state and excise tax returns; 2) review of dividend calculations; and 3) review of semi-annual financial statements. All of the services described under “Audit Fees,” “Audit Related,” “Tax Fees,” and “Aggregate Non-Audit or All Other Fees” below were pre-approved by the Audit Committee with respect to the Funds for the fiscal year ended March 31, 2008.

Principal Accountant Fees and Services

Audit Fees.For the fiscal year ended March 31, 2008, Cohen received $22,000 from the Funds for professional services rendered for auditing of the Funds’ annual financial statements, and for services that are normally provided in connection with statutory and regulatory filings. For the fiscal year ended March 31, 2007, E&Y, the auditor to the Predecessor Funds, received $25,500 from the Predecessor Funds for professional services rendered for the audit of the Predecessor Funds’ annual financial statements, including services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees.During the fiscal years ended March 31, 2008 and March 31, 2007, respectively, neither Cohen nor E&Y rendered any assurance and related services that were reasonably related to the performance of the audit or review of the Funds’ and/or the Predecessor Funds’ financial statements, and not reported under “Audit Fees” above.

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Tax Fees.For the fiscal year ended March 31, 2008, Cohen received $4,000 from the Funds for professional tax services rendered. For the fiscal year ended March 31, 2007, E&Y received $3,900 from the Predecessor Funds for professional tax services rendered. Tax services refer to professional services rendered by Cohen and E&Y for tax compliance, tax advice, and tax planning. Such services consisted of annual distribution review and tax return preparation. Tax services are considered non-audit services.

Aggregate Non-Audit or All Other Fees.Except as set forth above, during the fiscal years ended March 31, 2008 and March 31, 2007, neither Cohen nor E&Y rendered any non-audit services or provided other products or services to the Funds or their Predecessor Funds, the Manager, DCM or to any entity controlling, controlled by, or under common control with any entity that provides ongoing services to the Funds.

The Board of Trustees recommends that you vote “FOR” Proposal 2.

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ADDITIONAL INFORMATION

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The table below sets forth information about the persons that held beneficially 5% or more of the outstanding shares of any class of each Fund as of the Record Date. Any shareholder who beneficially holds, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund. As a controlling person, each of these shareholders could control the outcome of any Proposal submitted to the shareholders for approval, including the Proposals set forth in this Proxy Statement. As of the Record Date, the Trustees and Officers of the Trust did not own any shares of the Funds.

Name and Address	Large Cap Fund	Small Cap Fund
Dean Exempt Family Trust 2480 Kettering Tower Dayton, OH 45423	N/A	8.92%
Dean Wealth Management LP 2480 Kettering Tower Dayton, OH 45423	72.17%	61.89%
Merrill Lynch, Pierce, Fenner & Smith Incorporated – for the sole benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL	6.64%	N/A
Terrence M. Dean P.O. Box 24217 Dayton, OH 45424	N/A	9.36%
C.H. Dean Inc. 2480 Kettering Tower Dayton, OH	13.23%	8.60%

Interests of Certain Persons in Matters to be Acted Upon.Each of the Manager and DCM has an interest in shareholders of the Funds approving the Subadvisory Agreement. As set forth above, Dean Wealth Management LP owns a majority of the outstanding shares of each Fund. Dean Wealth Management LP is an affiliate of both DCM and the Manager, and directly or indirectly owns equity interests of each of them. In addition, each of C.H. Dean, Inc. and the Dean Exempt Family Trust is a direct or indirect affiliate of both DCM and the Manager, and also owns substantial portions of the Large Cap Fund and Small Cap Fund, respectively. As such, each of the Manager and DCM may be deemed to control the Funds and have the ability tocontrol the outcome of the votingfor the Proposals in this Proxy Statement. Each of these affiliates of the Manager and/or DCM intends to vote its shares in favor of each Proposal set forth in this Proxy Statement, consistent with the Board’s recommendations.

4739714.10

NAMES AND ADDRESSES OF THE FUNDS’ SERVICE PROVIDERS

Manager. Dean Investment Associates, LLC serves as the Funds’ investment adviser and, as such, is responsible for the management of the Funds, subject to oversight by the Board. The Manager also serves as investment adviser to the Dean International Fund, whose investment portfolio is managed by a separate sub-adviser. The Manager’s principal offices are located at 2200 Kettering Tower, Dayton, Ohio 45423.

Sub-adviser. The Manager has proposed to engage Dean Capital Management, LLC to provide discretionary portfolio management services and to make the investment decisions for each Fund. DCM’s principal offices are located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213.

Custodian.U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, serves as custodian for the investments of the Funds. As custodian, U.S. Bank, N.A. acts as each Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

Distributor.Unified Financial Securities, Inc., 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208, is the exclusive agent for distribution of shares of the Funds (the “Distributor”). The Distributor is a wholly-owned subsidiary of Huntington Bancshares, Inc., which is also the parent of Unified Fund Services, the Funds’ administrator, fund accountant, transfer agent and dividend disbursing agent, as well as Huntington National Bank, the custodian to certain other series of the Trust, including Dean International Fund, an affiliate of the Funds. An officer of the Trust also is an officer of the Distributor; and a Trustee of the Trust is an officer of Huntington National Bank. As a result, such persons may be deemed to be affiliates of the Distributor.

The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

Administrator, Fund Accounting and Transfer Agency Services.Unified Fund Services, Inc., serves as the Funds’ administrator, fund accountant, transfer agent and dividend disbursing agent (“Unified”).

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.

Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of the Distributor. Unified is also located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208.

4739714.10

SHAREHOLDER PROPOSALS

The Funds are not required to hold annual meetings of shareholders. There will normally be no meeting of shareholders for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

A special meeting of shareholders may be called at any time by the President of the Trust, the Chairman of the Board or a majority of the Trustees of the Trust. Rule 14a-8 under the Securities Exchange Act of 1934, as amended, requires that, to be considered for presentation at a shareholders’ meeting, a shareholder’s proposal must, among other things, be received by the applicable Fund a reasonable time before a solicitation is made. Any shareholder of a Fund who wishes to submit a proposal that satisfies the eligibility requirements of Rule 14a-8 for consideration at a special meeting of the Fund’s shareholders should send such proposal to the Dean Funds at c/o Unified Series Trust, 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, Attn: Chief Compliance Officer and specify the Fund to which such communication relates. The Chief Compliance Officer will present the proposal received to the Board at its next regularly-scheduled meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in a proxy statement furnished by the Board. To the extent a shareholder proposal is included in a proxy statement furnished by the Board or in its own separate proxy statement, the shareholder making such proposal will be required to bear the costs associated with including such proposal in the proxy statement, as well as the costs of holding the special meeting of shareholders.

SOLICITATION OF PROXIES

Solicitation will be primarily by mail, but officers and employees of the Manager or Unified without compensation, may solicit shareholders by telephone or personal contact. The Manager will bear the routine costs and expenses in connection with the shareholder meeting.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Funds arise, however, the persons designated as proxies will vote thereon according to their best judgment in the interests of each Fund and its shareholders.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

John C. Swhear, Senior Vice President

Unified Series Trust

June 11, 2008

4739714.10	16

PROXY CARD

DEAN SMALL CAP VALUE FUND

SPECIAL MEETING OF SHAREHOLDERS

June 24, 2008

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dean Small Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on June 24, 2008, at the offices of Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

DATE:

NOTE: Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or corporate officer, please give your full title.

Signature(s)
Name:

Title(s)                                                                                                                                                             This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

1.	To approve the proposed subadvisory agreement between Dean Capital Management, LLC and Dean Investment Associates, LLC.
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve and ratify the selection of Cohen Fund Audit Services, Ltd. to serve as the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2009:

FOR	AGAINST	ABSTAIN
☐	☐	☐

WE NEED YOUR VOTE BEFORE THE END OF THE DAY ON JUNE 23, 2008.

I currently intend to attend the Meeting in person: Yes ☐ No ☐  Your vote is important. Even if you currently intend to attend the Meeting in person, we still urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME

4739714.10

PROXY CARD

DEAN LARGE CAP VALUE FUND

SPECIAL MEETING OF SHAREHOLDERS

June 24, 2008

The undersigned hereby appoints John C. Swhear and Anthony J. Ghoston, and either one of them, attorney and proxy with full power of substitution to vote and act for the undersigned with respect to all shares of Dean Large Cap Value Fund (“Fund”), a series of Unified Series Trust (the “Trust”) held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 10:00 a.m., Eastern Time, on June 24, 2008, at the offices of Unified Fund Services, Inc., located at 2960 N. Meridian Street, Ste. 300, Indianapolis, IN 46208, and at any adjournments thereof (“Meeting”), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, with discretionary power to vote upon such other business as may properly come before the Meeting.

DATE:

NOTE: Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee or corporate officer, please give your full title.

Signature(s)
Name:

Title(s)                                                                                                                                                             This proxy will be voted as specified below. IF THE PROXY IS EXECUTED, BUT NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH PROPOSAL AND IN THE DISCRETION OF THE ABOVE-NAMED PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Please indicate by filling in the appropriate box below.

1.	To approve the proposed subadvisory agreement between Dean Capital Management, LLC and Dean Investment Associates, LLC.
FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	To approve and ratify the selection of Cohen Fund Audit Services, Ltd. to serve as the Fund’s independent registered public accounting firm for the fiscal year ended March 31, 2009:

FOR	AGAINST	ABSTAIN
☐	☐	☐

WE NEED YOUR VOTE BEFORE THE END OF THE DAY ON JUNE 23, 2008.

I currently intend to attend the Meeting in person: Yes ☐ No ☐  Your vote is important. Even if you currently intend to attend the Meeting in person, we still urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Meeting. You may revoke your proxy before it is voted at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

THANK YOU FOR YOUR TIME

4739714.10

Exhibit A

Subadvisory Agreement

4739714.10

INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (“AGREEMENT”) is made and entered into as of the ____ day of June, 2008, by and among Dean Capital Management, LLC, a Kansas limited liability company located at 7450 West 130th Street, Suite 150, Overland Park, Kansas 66213 (the “Sub-Advisor”), and Dean Investment Associates, LLC, an Ohio limited liability company located at 2480 Kettering Tower, Dayton, OH 45423 (the “Advisor”).

WHEREAS, Unified Series Trust, an Ohio business trust with its principal place of business at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, each series of the Trust specified in Schedule A hereto (each, a “Fund” and collectively, the “Funds”) has separate assets and liabilities; and

WHEREAS, on behalf of the Funds, the Trust has retained the Advisor to provide investment management services to each Fund pursuant to Management Agreements approved by the Board of Trustees of the Trust (the “Board”), each of which was effective as of March 30, 2007 (each “Management Agreement”); and

WHEREAS, each Management Agreement allows the Advisor to delegate certain of its responsibilities under such Management Agreement to others; and

WHEREAS, the Advisor seeks to delegate certain of its responsibilities under the Management Agreement to the Sub-Advisor pursuant to this Agreement.

NOW, THEREFORE, WITNESSETH: That it is agreed among the parties hereto as follows:

1.	APPOINTMENT OF SUB-ADVISOR.

(a)

Acceptance. The Advisor hereby appoints the Sub-Advisor, and the Sub-Advisor hereby accepts the appointment, to act as investment adviser to each Fund on the terms herein set forth and for the compensation herein provided.

(b)     Independent Contractor. The Sub-Advisor shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c)     The Sub-Advisor’s Representations. The Sub-Advisor represents, warrants, and agrees that:

      (i)     It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

(ii)     The Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Sub-Advisor will promptly notify the Advisor of the occurrence of any event that would disqualify the Sub-Advisor from serving as an investment adviser to an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(iii)     The Sub-Advisor has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Advisor and the Trust with a copy of such code of ethics prior to the effective date of this Agreement. On at least an annual basis, the Sub-Advisor will comply with the reporting requirements of Rule 17j-1, which may include (i) certifying to the Advisor that the Sub-Advisor and its access persons have complied with the Sub-Advisor’s code of ethics, and (ii) identifying any material violations of the code of ethics which have occurred with respect to each Fund. Upon reasonable notice from and the reasonable request of the Advisor, the Sub-Advisor shall permit the Advisor, its employees and its agent to examine the reports required to be made to the Trust or the Advisor by the Sub-Advisor pursuant to Rule 17j-1 and all other records related to the Sub-Advisor’s code of ethics that are relevant to the Funds and this Agreement.

(iv)     The Sub-Advisor has adopted and implemented written compliance policies and procedures, as required by Rule 206(4)-7 under the Advisers Act as well as Rule 38a-1 under the 1940 Act to the extent applicable to the Sub-Advisor as investment adviser to an investment company, which policies and procedures are reasonably designed to prevent violations of federal securities laws by the Sub-Advisor, its employees, officers, and agents (the “Compliance Program”). The Sub-Advisor has provided or, prior to the effective date of this Agreement, will provide copies and/or records of such Compliance Program to the Advisor and to the chief compliance officer of the Trust. Upon reasonable notice from, and the reasonable request of, the Advisor or the Board (including, for these purposes, its agents), the Sub-Advisor shall provide the Advisor with additional access to the records relating to such Compliance Program as it relates to the Funds. The Sub-Advisor will also provide, at the reasonable request of the Advisor and/or the Board, periodic certifications, in a form reasonably acceptable to the Advisor or the Board, attesting to such matters relating to the Compliance Program or particular components thereof as may be reasonably requested by the Advisor or the Board. The Sub-Advisor represents, warrants and agrees that it will promptly notify the Advisor and the chief compliance officer of the Trust in the event of any material amendments to, or violations of, the Sub-Advisor's Compliance Program.

(d)	The Advisor’s Representations. The Advisor represents, warrants, and agrees that:

      (i)     It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

(ii)     It has the authority pursuant to the Management Agreement to appoint the Sub-Advisor to perform the duties under the terms of this Agreement.

(iii)     It has received a copy of Part II of the Sub-Advisor’s Form ADV.

(iv)     The Advisor has provided the Sub-Advisor with the Funds’ most current combined prospectus and statement of additional information contained in the Trust’s registration statement filed with the Securities and Exchange Commission (collectively, the “Prospectus”) and the Trust’s Code of Ethics and instructions, policies and directions of the Trustees pertaining to the Funds, as currently in effect. The Advisor shall promptly furnish to the Sub-Advisor copies of all material amendments or supplements to the foregoing documents.

(v)     The Advisor will provide timely information to the Sub-Advisor regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment by, such Fund.

(vi)     The Advisor will timely provide the Sub-Advisor with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Sub-Advisor to perform its responsibilities hereunder.

(e)

Plenary authority of the Board of Trustees. The Sub-Advisor and Advisor both acknowledge that each Fund is a mutual fund that operates as a series of the Trust under the authority of the Trust’s Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES.

A.     Duties of the Sub-Advisor.

     Within the framework of a Fund’s investment policies, investment objectives, and investment restrictions as set forth in the Funds’ combined Prospectus and Statement of Additional Information or as established by the Board from time to time (the “Investment Guidelines”), and subject to the supervision and review of the Advisor and the Board, the Sub-Advisor shall have the sole and exclusive responsibility for making all investment decisions for each Fund, including purchase, retention and disposition of securities, in accordance with the Investment Guidelines. The Advisor shall be responsible for providing, and/or shall cause the Trust to provide to, the Sub-Advisor with (i) the Trust’s Declaration of Trust and all amendments thereto or restatements thereof; (ii) the Trust’s By-Laws and amendments thereto, (iii) resolutions of the Board approving Advisor’s appointment of, and delegation of certain investment advisory duties to, the Sub-Advisor pursuant to this Agreement, (iv) current copies of the stated investment objective policies and restrictions of each Fund and (v) current copies of any guidelines as the Trustees or Advisor may establish. With respect to each Fund, the Sub-Advisor will, at its own expense:

(i)     advise the Advisor in connection with investment policy decisions to be made by the Sub-Advisor regarding the Fund and, upon request, furnish the Advisor with research, economic and statistical data in connection with such Fund’s investments and investment policies;

(ii)     submit such reports and information as the Advisor or the Fund may reasonably request to assist the Fund’s custodian (the “Custodian”), administrator or fund accounting agent, in its or their determination of the market value of securities held in the Fund;

(iii)     determine, as necessary, the fair value of securities held in the Fund’s portfolio, in each case in accordance with the Trust’s Fair Valuation Guidelines as adopted by the Board and amended from time to time;

(iv)     submit such information and/or supporting documentation as the Advisor may reasonably request in order to allow the Advisor to maintain appropriate records on the Sub-Advisor’s behalf as set forth below;

(v)     inform the Advisor and the Board of material changes in investment strategy or tactics or in key personnel as they relate to the management of the Fund;

(vi)     furnish to the Board such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 7 hereof;

(vii)     notify the Advisor and the Board of any material change in its ownership (including, but not limited to, any change in control of 5% or more of the voting equity interests of Sub-Advisor) within a reasonable time prior to such change; and

(viii)     with respect to its activities under this Agreement, provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder, and Rule 38a-1 of the 1940 Act. Such assistance shall include, but not be limited to, (1) certifying periodically, upon the reasonable request of the Trust, that the Sub-Advisor is in compliance with the provisions of its Compliance Program, as well as all applicable “federal securities laws” as required by Rule 38a-1(e)(1) under the 1940 Act and Rule 206(4)-7 under the Advisers Act; (2) facilitating and cooperating with required third-party audits arranged by the Trust to evaluate the effectiveness of the Sub-Advisor’s compliance controls; and (3) providing the Trust’s chief compliance officer with direct access to the Sub-Advisor’s compliance personnel; (4) providing the Trust’s chief compliance officer with such periodic reports as may be reasonably requested; and (5) promptly providing special reports to the Trust’s chief compliance officer in the event of compliance problems or violations.

B.     Duties of the Advisor. The Advisor will retain all other investment advisory duties not specifically assumed by the Sub-Advisor in writing. Until written notice has been provided to the Trust that the Sub-Advisor intends to undertake the responsibilities set forth below, the Advisor shall be responsible, with respect to each Fund, for the following investment advisory duties:

(i)     placing orders for purchases and sales of portfolio investments for the Fund;

         (ii)     giving instructions to the Custodian concerning the delivery of securities and transfer of cash for the Fund;

(iii)     maintaining and preserving the records relating to each of the Advisor’s and the Sub-Advisor’s activities under this Agreement to the extent required by applicable law to be maintained and preserved by the Advisor and/or the Sub-Advisor; all records maintained by the Advisor with respect to a Fund pursuant to this paragraph (including, but not limited to, records maintained on behalf of the Sub-Advisor) shall remain the property of the Trust and the Advisor shall promptly surrender to the Trust’s copies of any such records upon the Trust’s request; similarly, the Advisor agrees that all records maintained by the Advisor on behalf of the Sub-Advisor pursuant to this subsection shall remain the property of the Sub-Advisor, and shall be surrendered promptly upon request;

(iv)     as soon as practicable after the close of business each day but no later than 11:00 a.m. Eastern time the following business day, providing the Custodian with copies of trade tickets for each transaction effected for the Fund, and provide copies to the Sub-Advisor upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

(v)     as soon as practicable (with 5 business days as the guideline) following the end of each calendar month or calendar quarter, providing the administrator, fund accounting agent or other agent of the Trust with written statements showing all transactions effected for the Fund during the month or quarter (as applicable), a summary listing all investments held in the Fund as of the last day of the month or calendar quarter (as applicable), and such other information relating to the Fund as may be required to be provided by the Advisor under the Management Agreement; and

(vi)     voting all proxies with respect to investments of the Fund in accordance with the Advisor’s proxy voting policy. Consistent with its duties under the Management Agreement, the Advisor shall (1) use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Portfolio; (2) provide the Board, as it may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act; (3) provide any certifications requested by the Board attesting to the accuracy and completeness of such proxy voting records. Upon reasonable request, the Advisor shall also provide the Sub-Advisor with all proxy voting records relating to the Fund, including but not limited to those required by Form N-PX.

3.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Advisor specifically agrees that each Fund shall be responsible for the payment of:

(a)     brokerage commissions for transactions in its portfolio investments and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b)     custodian fees and expenses;

(c)     all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d)	interest payable on any Fund borrowings.

The Sub-Advisor specifically agrees that with respect to the operation of the Funds, the Sub-Advisor shall be responsible for (i) providing the personnel, office space and equipment reasonably necessary for the performance of the Sub-Advisor’s duties under this Agreement, and (ii) the costs of any special Board meetings or shareholder meetings, including proxy solicitation and related expenses, convened to continue this Agreement due to a change in control of the Sub-Advisor.  In addition, if the Sub-Advisor initiates a request for a change in a Fund’s investment strategies, restrictions or limitations that requires stockholder approval, Sub-Advisor will responsible for the costs of any special Board meetings or shareholder meetings, including any expenses of a required proxy solicitation.   Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Funds and the Advisor in the Management Agreement or any other agreement to which they are parties.

4.     SUB-ADVISORY FEES.

For all of the services rendered with respect to each Fund as herein provided, the Advisor shall pay to the Sub-Advisor a fee (for the payment of which the Fund shall have no obligation or liability) at the annual rate set forth in Schedule A attached hereto. Such fee shall be accrued daily and payable quarterly, as soon as practicable after the last day of each calendar quarter. In the case of termination of this Agreement with respect to a Fund during any calendar quarter, the fee accrued to, but excluding, the date of termination shall be paid promptly following such termination.

5.     PORTFOLIO TRANSACTIONS.

In connection with the investment and reinvestment of a Fund’s assets, the Sub-Advisor is authorized to select the brokers or dealers that will execute purchase and sale transactions for such Fund and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities. The Sub-Advisor shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to such policies as the Board may adopt with respect to the Funds and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Advisor shall have the right to select as executing brokers-dealers those brokers-dealers who furnish research and similar services to a Fund or to the Sub-Advisor, notwithstanding that such broker-dealer(s) may charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price. The Sub-Advisor shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Advisor or the Board.

The Advisor authorizes and empowers the Sub-Advisor to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of each Fund and to execute for each such Fund as its agent and attorney-in-fact standard customer agreements with such broker or brokers as the Sub-Advisor shall select as provided above. The Sub-Advisor may, using such of the securities and other property of a Fund as the Sub-Advisor deems necessary or desirable, direct the Custodian to deposit for such Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Advisor deems desirable or appropriate. The Sub-Advisor shall cause all securities and other property purchased or sold with respect a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. The Sub-Advisor shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to effect such settlements. All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian.

The Sub-Advisor further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the account of a Fund, (ii) to deliver securities and other property against payment for the account of a Fund, and (iii) to transfer a Fund’s assets and funds to such brokerage accounts as the Sub-Advisor may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Advisor shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Advisor except as expressly provided herein.

6.      CONTACT WITH THE BOARD

The Sub-Advisor understands and agrees that: (a) information and documentation related to the due diligence performed by Advisor with respect to the Sub-Advisor will be provided to and available to the Board; and (b) the Board has the right to contact the Sub-Advisor directly to gather information as needed. When requested by the Board, the Sub-Advisor hereby agrees to appear before or make itself or its personnel (including, without limitation, the portfolio managers to the Funds) available to the Board.

7.     LIABILITY; STANDARD OF CARE.

The Sub-Advisor, its affiliates, agents, directors and employees, shall be indemnified by the Advisor against all liabilities, losses or claims (including reasonable expenses arising out of defending such liabilities, losses or claims):

(a)     arising from a Fund’s or the Advisor’s directions to the Sub-Advisor or Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(b)     arising from the acts or omissions of the Advisor, the Custodian or a Fund, their respective affiliates, agents or employees;

except for any such liability or loss which is due to the negligence, misconduct, or bad faith of the Sub-Advisor, its affiliates, agents, directors and employees, or the Sub-Advisor’s breach of its duties and obligations under this Agreement. The Sub-Advisor shall also be without liability hereunder for any action taken or omitted by it in good faith and without negligence. In the absence of misconduct, bad faith, negligence or breach of its obligations or duties hereunder, the Sub-Advisor shall not be liable to the Trust, a Fund or its shareholders, or to the Advisor for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by such Fund. Notwithstanding the foregoing, U.S. federal and certain state securities laws impose liabilities under certain circumstances on persons who have acted in good faith and, therefore, nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any of its shareholders, or the Advisor may have under any such U.S. federal or state securities laws.

The Sub-Advisor shall comply with all applicable laws and regulations in the discharge of its duties under this Agreement; shall comply with each Fund’s Investment Guidelines, as well as any compliance policies and procedures established by the Board with respect to the Funds; in connection with the performance of this Agreement, shall act at all times in the best interests of each Fund; and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.

The Sub-Advisor shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

8.     TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a)     This Agreement shall go into effect with respect to a Fund as of the latter of (1) the date provided above, or (2) the date that it is approved by (A) the Board, including a majority of the Trustees of the Trust, who are not parties to this Agreement nor interested persons thereof (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (B) the vote of a majority of the outstanding voting securities of such Fund cast at a meeting called for the purpose of voting on this Agreement. This Agreement shall remain in effect for two years from the date of effectiveness, unless sooner terminated as hereinafter provided. Following the initial term, this Agreement shall continue in effect for additional periods not exceeding one (l) year so long as such continuation is approved at least annually by the Board, including a majority of the Independent Trustees, at an in-person meeting called for the purpose of voting on such approval, and, to the extent required by the 1940 Act, by the vote of a majority of the outstanding voting securities of a Fund. For purposes of this Agreement, the terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(b)     This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, by the Advisor, or by vote of a majority of the outstanding voting securities of such Fund upon sixty (60) days’ written notice to the Sub-Advisor, and by the Sub-Advisor upon sixty (60) days’ written notice to the applicable Fund and the Advisor. In the event of a termination, the Sub-Advisor shall cooperate in the orderly transfer of the applicable Fund’s affairs and, at the request of the Board or the Advisor, transfer any and all books and records of the Fund maintained by the Sub-Advisor on behalf of such Fund;

(c)     This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act; and

(d)     This Agreement will also terminate with respect to any Fund in the event that the Management Agreement for such Fund is terminated.

9.     SERVICES NOT EXCLUSIVE.

The services of the Sub-Advisor to the Funds are not intended to be exclusive and the Sub-Advisor shall be free to render similar services to others so long as its services hereunder are not impaired thereby. It is specifically understood that directors, officers and employees of the Sub-Advisor and of its subsidiaries and affiliates may continue to engage in providing portfolio management services and advice to other investment advisory clients.

10.     AGGREGATION OF ORDERS.

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of securities for any or both Funds with those for other accounts managed by the Sub-Advisor or its affiliates. When a security proposed to be purchased or sold for a Fund is also to be purchased or sold for other accounts managed by the Sub-Advisor at the same time, the Sub-Advisor may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

11.     NO BORROWING.

The Sub-Advisor agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use a Fund’s assets in connection with any borrowing not directly for the Fund’s benefit. For this purpose, failure to pay any amount due and payable to a Fund for a period of more than thirty (30) days shall constitute a borrowing.

12.     AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

Any amendment to this Agreement shall be approved by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the members of the Board, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, by the affirmative vote of a majority of the outstanding shares of a Fund.

13.     NONPUBLIC PERSONAL INFORMATION.

Notwithstanding any provision herein to the contrary, the Sub-Advisor hereby agrees on behalf of itself and its directors, trustees, shareholders, officers, and employees (1) to treat confidentially and as proprietary each Fund’s information (a) all records and other information relative to a Fund’s prior, present, or potential shareholders (and clients of said shareholders) and (b) any Nonpublic Personal Information, as defined under Section 248.3(t) of Regulation S-P (“Regulation S-P”), promulgated under the Gramm-Leach-Bliley Act (the “G-L-B Act”), and (2) except after prior notification to and approval in writing by the Trust, not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, or as otherwise permitted by Regulation S-P or the G-L-B Act, and if in compliance therewith, the privacy policies adopted by the Trust and communicated in writing to the Sub-Advisor. Such written approval shall not be unreasonably withheld by the Trust and may not be withheld where the Sub-Advisor may be exposed to civil or criminal contempt or other proceedings for failure to comply after being requested to divulge such information by duly constituted authorities. The Advisor acknowledges and understands that all books and records of the Sub-Advisor are subject to inspection and copying by the SEC staff.

14.     ANTI-MONEY LAUNDERING COMPLIANCE.

The Sub-Advisor acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy, a current copy of which has been provided or made available to the Sub-Advisor. The Sub-Advisor agrees to comply with the Trust’s Anti-Money Laundering Policy and the AML Laws, as the same may apply to the Sub-Advisor, now and in the future. The Sub-Advisor further agrees to provide to the Trust and/or the Funds’ administrator such reports, certifications and contractual assurances as may be reasonably requested by the Trust. The Trust may disclose information regarding the Sub-Advisor to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

15.      INDEPENDENT CONTRACTOR

     The Sub-Advisor shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so herein or in a separate writing, have no authority to act for or represent the Advisor, the Trust or the Funds in any way, or in any way be deemed an agent of the Advisor, the Trust or the Funds.

16.      NOTICES.

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by US mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISOR:          Dean Investment Associates, LLC

               2200 Kettering Tower
               Dayton, OH 45423

               Attn: Debra E. Rindler

SUB-ADVISOR:     Dean Capital Management, LLC
               7450 West 130th St., Suite 150
               Overland Park, KS 66213
               Attn: Doug Leach

     TRUST/FUNDS:     Unified Series Trust
                    c/o Unified Fund Services, Inc.
                    2960 N. Meridian St., Suite 300
                    Indianapolis, IN 46208
                    Attn: Anthony J. Ghoston, President

17.      THIRD PARTY BENEFICIARY.

     The Trust and the Funds are intended third party beneficiaries to this Agreement and shall be entitled to rely on the representations and undertakings of Sub-Advisor contained herein.

18.     GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Ohio without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

19.     SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

20.     MISCELLANEOUS.

     The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is made less restrictive by a rule, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule or order.

[Signature page follows]      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

DEAN INVESTMENT ASSOCIATES, LLC

By:

Name:

Title:

DEAN CAPITAL MANAGEMENT, LLC

By:
Name:

Title:

SCHEDULE A

FEES

Name of Fund                                            Annual Fee Rate

Dean Large Cap Value Fund                    0.50% of the Fund’s average daily net assets

Dean Small Cap Value Fund                    0.90% of the Fund’s average daily net assets

Unified Fund Services, Inc., the Funds’ administrator and fund accounting agent, shall make the determination of a Fund’s net asset value, which determination shall be made in the manner specified in the Funds’ current prospectus, and the Advisor shall pay to the Sub-Advisor (or shall direct Unified to pay to the Sub-Advisor on behalf of the Advisor), the fee specified above on the basis of such determination.

Dated: June ____, 2008